471 P-1  12/09

                        SUPPLEMENT DATED JANUARY 4, 2010
                     TO THE PROSPECTUS DATED AUGUST 1, 2009
                                       OF
                          FRANKLIN MUTUAL RECOVERY FUND

The prospectus is amended as follows:

I. The portfolio management team, under the "Management" section on page 32, is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investing in Distressed Companies, Risk Arbitrage Securities and undervalued securities. The portfolio managers of the team are as follows:

SHAWN TUMULTY VICE PRESIDENT OF FRANKLIN MUTUAL
Mr. Tumulty has been a portfolio manager of the Fund since 2005. He joined Franklin Templeton Investments in 2000.

CHRISTIAN CORREA PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Correa has been a portfolio manager of the Fund since 2004. He has been an analyst for Franklin Mutual since 2003, when he joined Franklin Templeton Investments.

KEITH LUH PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Luh has been a portfolio manager of the Fund since May 2009. He has been an analyst for Franklin Mutual since 2005, when he joined Franklin Templeton Investments. Previously, he worked in the investment banking group at Volpe Brown Whelan and Co., LLC and the derivative products trading group at BNP.

Shawn Tumulty, Christian Correa and Keith Luh are jointly responsible for the day-to-day management of the Fund. The co-portfolio managers have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.